UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2008 (May 6, 2008)

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 North Shore Drive, Pittsburgh, Pennsylvania 15212

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 12, 2008, Equitable Resources, Inc. (the “Company”) completed a public offering of 8,625,000 shares of its common stock, no par value (the “Common Stock”), at an offering price to the public of $67.75 per share.  The over-allotment option to purchase 1,125,000 additional shares was exercised by the Underwriters (as defined below) and is included in the total shares sold.  Shares of Common Stock were offered by the Company pursuant to its Automatic Shelf Registration Statement on Form S-3ASR (File No. 333-148154) and the Prospectus included therein, filed with the Securities and Exchange Commission on December 19, 2007 and supplemented by the Prospectus Supplement dated May 6, 2008.  The Company intends to apply the net proceeds from the sale for general corporate purposes, including its natural gas drilling, development and infrastructure projects.  As a result of this offering, the Company now has an aggregate of 130,867,660 shares of common stock issued and outstanding.

The Company entered into an Underwriting Agreement, dated May 6, 2008 (the “Underwriting Agreement”), among the Company and Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the underwriters named therein (together, the “Underwriters”), in connection with the sale by the Company of its Common Stock.  Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase the Company’s Common Stock for resale to the public.  The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement dated May 6, 2008 among Equitable Resources, Inc. and Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE RESOURCES, INC.

Dated: May 12, 2008	By:	/s/ Philip P. Conti
Name: Philip P. Conti
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated May 6, 2008 among Equitable Resources, Inc. and Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the underwriters named therein.